December 16, 2014

ADVANTAGE FUNDS, INC.

- Dynamic Total Return Fund

Supplement to the Summary Prospectus

dated November 25, 2014 and the

Statutory Prospectus dated March 1, 2014, as revised November 25, 2014

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's subadviser is Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.

Investment decisions for the fund are made by members of the Global Asset Allocation Team of Mellon Capital.  The team members are Sinead Colton, Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich.  Messrs. Stavena, Zaches and Miletich have each served as primary portfolio manager of the fund since June 2010, and Ms. Colton and Mr. Dagioglu have served as primary portfolio managers of the fund since December 2014 and May 2010, respectively.  Messes Dagioglu, Stavena, and Miletich are managing directors, and Mr. Zaches is a director of Mellon Capital.  Ms. Colton is a managing director and global investment strategist at Mellon Capital.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by members of the Global Asset Allocation Team of Mellon Capital.  The team members are Sinead Colton, Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio.  Messrs. Stavena, Zaches and Miletich have each served as a primary portfolio manager of the fund since June 2010, and Ms. Colton and Mr. Dagioglu have each served as primary portfolio managers of the fund since December 2014 and May 2010, respectively.  Messrs. Dagioglu, Stavena and Miletich are managing directors of Mellon Capital, where they have been employed since 1999, 1998 and 2008, respectively.  Prior to 2008, Mr. Miletich was a partner and senior consultant at New England Pension Consultants and previously worked with Tower Perrin as an actuarial analyst.  Mr. Zaches is a director of Mellon Capital, where he has been employed since 1998.  Ms. Colton is a managing director and global investment strategist at Mellon Capital, where she has been employed since July 2012.  Prior to July 2012, Ms. Colton served as a managing director at BlackRock Asset Management UK Limited, where she was employed for six years.

December 16, 2014

ADVANTAGE FUNDS, INC.
-Dynamic Total Return Fund

Supplement to Statement of Additional Information dated

January 1, 2014, as revised or amended, March 1, 2014, April 1, 2014, May 1, 2014,

July 1, 2014, October 1, 2014 and November 26, 2014

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled “Certain Portfolio Manager Information”:

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Sinead Colton[1]	11	$1.6 B	43	$8.6B	30	$4.5B

1               Because Mr. Colton became a primary portfolio manager of Dynamic Total Return Fund as of December 16, 2014, his information is as of November 30, 2014.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

Sinead Colton[1]	Mutual Funds	1	$15.8 M
	Pooled Vehicles	2	$143.4 M
	Other	9	$2.3B

1               Because Mr. Colton became a primary portfolio manager of Dynamic Total Return Fund as of December 16, 2014, his information is as of November 30, 2014.

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The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Sinead Colton[1]	DTRF	None

1               Because Mr. Colton became a primary portfolio manager of Dynamic Total Return Fund as of December 16, 2014, his information is as of November 30, 2014.

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